Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Policy
We do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee has adopted an equity grant policy to standardize the timing, practices and procedures in granting equity awards. The policy provides that equity awards, other than
new
hire and promotion grants, will
b
e granted once per year at a regularly scheduled meeting of the Compensation Committee. In 2025, we did not grant any stock options, stock appreciation rights or similar option-like instruments to our named executive officers.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false